SUPPLEMENT DATED MAY 26, 2004

TO

PROSPECTUS DATED APRIL 30, 2004

FOR

FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

The Board of Trustees of Sun Capital Advisers Trust has voted to terminate and liquidate the following funds, effective August 6, 2004: SCSM Alger Growth Fund, SCSM Alger Income & Growth Fund, SCSM Alger Small Capitalization Fund, SCSM Davis Financial Fund, SCSM Neuberger Berman Mid Cap Growth Fund, SCSM Neuberger Berman Mid Cap Value Fund, SCSM Value Equity Fund, SCSM Value Managed Fund, SCSM Value Mid Cap Fund, SCSM Investors Foundation Fund and SCSM Select Equity Fund. Effective immediately, you may transfer your investment in the above funds to any other investment options available under your Policy. Any such transfer will not count against the number of free transfers permitted in one Policy Year. On the date of liquidation, if you still have an investment in the above funds, your investment will be transferred to the Sun Capital Money Market Fund.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.